UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2017, SPAR Group, Inc. ("SGRP" or the "Registrant", and together with its subsidiaries, the "SPAR Group" or the "Company"), issued a Press Release announcing the appointment and election of Mr. Christiaan M. Olivier as SGRP's new Chief Executive Officer and President and a director on SGRP's Board of Directors (the "Release").

Mr. Olivier is expected to start work on Tuesday, September 5, 2017. Olivier has spent more than 25 years as a retail executive. He has successfully led large global organizations bringing positive transformation in strategy, business development, sales and marketing, operations, and M&A. He most recently served as President of Retail Activation at Diversified Agency Services, Omnicom Group, a $15 billion global marketing services company. Olivier also served as President of Advantage Sales and Marketing, a $1 billion+ consumer products sales and marketing agency; as well as Chief Executive Officer of Smollan Group, a sales and marketing services company with operations in Africa, China, Malaysia and Brazil. Olivier earned a BA and MBA from the University of South Africa.

Mr. Olivier is both an Executive and an Officer (as defined in SGRP's By-Laws) and will separately report: directly to SGRP's Board of Directors (the "Board"); or directly to each of the Board's Committees; as applicable. He will also serve as a Director of SGRP. He will receive a salary of $300,000 per year, $15,000 in moving expenses, a car allowance of $400.00 per month, a living expense allowance of up to $3,500 per month, and the employee healthcare and other insurance, 401(k) participation and other benefits. Mr. Olivier also received an option award to purchase 500,000 SGRP shares, with the exercise price fixed at the closing market price as September 5, 2017 and vesting 1/4 per year over four years. Beginning in 2018, he also will be eligible for an annual bonus potential of up to 100% of base salary with a guaranteed bonus of $100,000 in 2018. Mr. Olivier will be indemnified by SGRP pursuant to SGRP's By-Laws, its D&O insurance, and Delaware law to the same extent as SGRP's other Directors and Executives. Mr. Olivier also will receive severance protection for his first year, which will provide for payment of six months of his salary if he is removed without cause. He also will receive severance protection under SGRP's Change in Control Severance Agreement (the "CICSA") on terms that are substantively the same as those applicable to the other Executives of SGRP.

A copy of the Release is attached to this Current Report on Form 8-K (including such Release, this "Current Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be filed shortly in a Current Report on Form 8-K by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Annual Report"), which was filed by SGRP with the SEC on April 17, 2017, and SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 18, 2017 (the "Proxy Statement"), which SGRP filed with the SEC on April 28, 2017, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Current Report may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's corporate strategic objectives (growth, customer value, employee development, greater productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company’s client base and contacts, continuing to strengthen the Company’s balance sheet, growing revenues and improving profitability through organic growth, new business developments and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors", "Legal Proceedings", and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project" or similar words or variations or negatives of those words. You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(a)          Exhibits:

99.1        Press Release of the Registrant dated and issued on August 30, 2017, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: August 31, 2017
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated and issued on August 30, 2017, as attached hereto.